Exhibit 99.2

                                LOCKUP AGREEMENT


           This Lockup Agreement (together with exhibits, annexes, and attachments hereto, this "Agreement"), dated as of February 15, 2002, is entered into by and among Verado Holdings, Inc. ("Verado") and Verado, Inc. (collectively, together with Verado, the "Debtors") and each of the undersigned holders (each a "Signing Noteholder" and collectively, the "Signing Noteholder Group") of Verado's 13% Senior Discount Notes due 2008 (the "Notes"). The Signing Noteholder Group, the Debtors and any subsequent person that becomes a party hereto in accordance with the terms hereof are referred to herein as the "Parties."

                                    RECITALS

           WHEREAS, as of the date hereof, the members of the Signing Noteholder Group are the beneficial owners of or manage accounts for the beneficial owners of Notes holding not less than 66 2/3% of the aggregate face amount of the Notes outstanding;

           WHEREAS, the Debtors and the Signing Noteholder Group have reached an agreement on the principal terms of a proposed liquidation of the Debtors and their affiliates on the terms and conditions set forth in this Agreement.

           WHEREAS, the Debtors, together with one or more of their subsidiaries, intend to solicit votes (the "Solicitation") on a proposed pre-negotiated chapter 11 plan of liquidation (the "Plan"), which will incorporate the terms and conditions set forth in the term sheet attached hereto as Exhibit A (the "Term Sheet"), which Plan, together with all exhibits thereto, as amended by written approval of the Parties, shall be in form and substance reasonably satisfactory to the Signing Noteholder Group and its counsel (the "Acceptable Plan");

           WHEREAS, the Debtors intend, as soon as reasonably practicable following the commencement of voluntary bankruptcy cases (the "Liquidation Cases") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), to commence the Solicitation and the receipt of sufficient votes to enable the Bankruptcy Court to confirm the Acceptable Plan pursuant to section 1129 of the Bankruptcy Code;

           WHEREAS, each of the Debtors intends to file the Acceptable Plan with the Bankruptcy Court, subject to the terms and conditions of this Agreement; and

           WHEREAS, each Debtor intends to use its reasonable best efforts to obtain Bankruptcy Court approval of the Acceptable Plan in accordance with the Bankruptcy Code and on terms consistent with this Agreement and each Signing Noteholder intends to use its reasonable best efforts to cooperate in that regard.

           NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

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           1. Confirmation of the Acceptable Plan. The Debtors shall use their reasonable best efforts to obtain confirmation of the Acceptable Plan as soon as reasonably practicable following the commencement of the Liquidation Cases in accordance with the Bankruptcy Code and on terms consistent with this Agreement, and the Signing Noteholder Group shall cooperate to the best of its ability in that regard. The Debtors and the Signing Noteholder Group shall take all reasonable necessary and appropriate actions to achieve confirmation of the Acceptable Plan.

           2. Amendments and Modifications. Each of the parties hereto agrees to negotiate in good faith all amendments and modifications to the Acceptable Plan as reasonably necessary and appropriate to obtain Bankruptcy Court confirmation of the Acceptable Plan pursuant to a final order of the Bankruptcy Court.

           3. Support of the Liquidation; Additional Covenants. During the term of this Agreement, (a) neither the Debtors nor any of the Signing Noteholders will (i) object to confirmation of the Acceptable Plan or otherwise commence any proceeding to oppose or alter the Acceptable Plan, the related disclosure statement, the Bankruptcy Court motions to be prepared in connection therewith, or any other documents or agreements to be executed or implemented in connection therewith, or otherwise contemplated by, this Agreement, each of which documents and agreements shall be consistent in all material respects with this Agreement and reasonably satisfactory to the Signing Noteholder Group (collectively, the "Liquidation Documents"), (ii) vote for, consent to, support or participate in the formulation of any plan of liquidation other than the Acceptable Plan, (iii) directly or indirectly seek, solicit, support or encourage any plan other than the Acceptable Plan, or any sale, proposal or offer of dissolution, winding up, liquidation, merger, reorganization or restructuring of the Debtors or any of their respective subsidiaries that reasonably could be expected to prevent, delay or impede the successful implementation of the liquidation as contemplated by the Acceptable Plan and the Liquidation Documents, (iv) object to the related disclosure statement or the solicitation of consents to the Acceptable Plan, or
(v) take any other action not required by law that is inconsistent with, or that would materially delay, confirmation or consummation of, the Acceptable Plan; and (b) each Signing Noteholder (i) agrees to vote its claims arising from the Notes ("Note Claims") to accept the Acceptable Plan, (ii) consents to the treatment of the Signing Noteholders' Note Claims, including the distributions to be made in satisfaction thereof, as set forth in the Term Sheet, and (iii) shall not directly or indirectly sell, assign, hypothecate, grant an option on, or otherwise dispose of (each, a "transfer") any of the Note Claims held by such Signing Noteholder on the date hereof; provided, however, that any Signing Noteholder may transfer any of such claims to an entity that agrees in writing to be bound by the terms of this Agreement, and if such transfer is to occur prior to the deadline established in the disclosure statement for casting votes on the Plan, such Signing Noteholder executes and delivers to the Debtors' voting agent, in accordance with the voting procedures established in such disclosure statement, an irrevocable ballot to accept the Plan; provided, however, that the obligations of the Signing Noteholder Group and each Signing Noteholder under this Agreement shall not be interpreted as to require such parties to act in a manner that is not consistent with any of their fiduciary duties under applicable law.

           4. Forbearance. For a period (the "Forbearance Period") commencing on the Effective Date (as defined in Section 9 hereof) until the occurrence of a Termination Event, each of the Signing Noteholders hereby agrees to forbear from the exercise of any rights or remedies it may have (including, without


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limitation, by instructing the Indenture Trustee to refrain from taking action on its behalf) under the Indenture Agreement, dated as of April 13, 1998, by and between Firstworld Communications, Inc. and The Bank of New York, as Indenture Trustee, as amended, applicable law or otherwise with respect to any default existing as of the date hereof arising out of the Agreements.

           5. Exculpation. Each of the Signing Noteholders and the Debtors hereby agree, subject to the terms and conditions set forth herein, that none of the Debtors, the subsidiaries of the Debtors, the Signing Noteholder Group or any of their respective members, officers, directors, employees, advisors, professionals or agents shall have or incur any liability to any party hereto for any act or omission in connection with, related to, or arising out of, the Liquidation Cases, the pursuit of confirmation of the Acceptable Plan, the consummation of the Acceptable Plan or the administration of the Acceptable Plan or the property to be distributed under the Acceptable Plan, or any payments made to any current employees or former employees of the Debtors in accordance with the Term Sheet, except for willful misconduct and gross negligence, and, in all respects, the Debtors, the subsidiaries of the Debtors, the Signing Noteholder Group and each of their respective members, officers, directors, employees, advisors, professionals and agents shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Acceptable Plan.

           6. Termination of Agreement. This Agreement shall terminate and all of the obligations of the Parties shall be of no further force or effect in the event that any of the following occurs (each, a "Termination Event"):


                      (a) immediately and automatically upon the giving of written notice of termination by the Signing Noteholder Group to the Debtors, provided that none of the Signing Noteholders have failed to perform, in any material respect, any of their obligations hereunder, if:

                          (i) the Liquidation Cases to implement the liquidation
                      proposed in this Agreement shall not have been commenced by February 15, 2002;

                          (ii) the Plan and related disclosure statement (the
                      "Disclosure Statement") each in a form reasonably satisfactory to the Signing Noteholder Group shall not have been filed by February 22, 2002;

                          (iii) the Disclosure Statement or a version thereof
                      that is not materially inconsistent with the terms set forth in the Term Sheet shall not have been approved by the Bankruptcy Court within 60 days after the commencement of the Liquidation Cases;

                          (iv) the Plan is not confirmed within 100 days after
                      the Commencement of the Liquidation Cases;

                          (v) the Plan shall not have become effective within
                      120 days after the commencement of the Liquidation Cases;


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
                          (vi) there shall be any material modification to, or
                      severance of any provision of, the Plan that is materially inconsistent with the terms and conditions set for the in the Term Sheet; or

(i) an order is entered and has not been reconsidered or vacated within 30 days that has the practical effect of preventing confirmation of the Plan within 120 days of the commencement of the Liquidation Cases; or

                      (b) five business days after the receipt of written notice of termination by the Debtors from the Signing Noteholder Group or receipt by the Signing Noteholder Group of written notice of termination from the Debtors that such Party has failed to perform, in any material respect, any of its obligations hereunder and such failure remains uncured at the conclusion of such five-business-day period, in which case this Agreement shall thereupon terminate; or

                      (c) immediately, upon

                          (i) the conversion of any Liquidation Cases to a case
                      under chapter 7 of the Bankruptcy Code

                          (ii) the appointment of a trustee or receiver; or

                          (iii) the effective date of the Plan.


           7. Specific Performance. Subject to the obligation contained in
Section 3, it is understood and agreed by each of the Parties hereto that money damages would not be a sufficient remedy for any material breach of any provision of this Agreement by any Party and each non-breaching Party shall be entitled to the sole and exclusive remedy of specific performance and injunctive or other equitable relief as a remedy for any such breach, without the necessity of securing or posting a bond or other security in connection with such remedy.

           8. Representations and Warranties. Each of the Parties represents and warrants to each of the other Parties that the following statements are true, correct and complete as of the date hereof:

                      (a) Power and Authority. It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

                      (b) Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part;

                      (c) No Conflicts. The execution, delivery and performance by it of this Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or by-laws or those of any of its subsidiaries or (ii) conflict with, result in a breach


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
           of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party or under its certificate of incorporation or by-laws or other organizational documents;

                      (d) Governmental Consents. The execution, delivery and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body;

                      (e) Binding Obligation. This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability; and

                      (f) Signing Noteholders. Each of the Signing Noteholders represents and warrants that the principal amount of Notes held by such Signing Noteholder as set forth on the signature page of such Signing Noteholder is an accurate amount.

           9. Effectiveness; Amendments. This Agreement shall become effective and binding (the "Effective Date") on the Parties only when a counterpart signature page to this Agreement has been executed and delivered by each and every Party. This Agreement may not be modified, amended or supplemented with respect to a Party except in a writing signed by each and every Party.

           10. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provision that would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the Parties hereto hereby irrevocably and unconditionally agrees for itself that the Bankruptcy Court shall have exclusive jurisdiction of all matters directly arising out of this Agreement.

           11. Notices. All notices and consents hereunder shall be in writing and shall be deemed to have been duly given upon receipt if personally delivered by courier service, messenger, telecopy, or by certified or registered mail, postage prepaid return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following parties:

                     If to any one Signing Noteholder, to:

                     the address indicated on Exhibit B attached hereto

                     With a copy to:


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
                     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                     590 Madison Avenue, 20th Floor
                     New York, New York 10022
                     Facsimile No.: (212) 872-1002
                     Attn: Michael S. Stamer

                     If to the Signing Noteholder Group, to:

                     Each of the addresses indicated in Exhibit B attached hereto

                     With a copy to:

                     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                     590 Madison Avenue, 20th Floor
                     New York, New York 10022
                     Facsimile No.: (212) 872-1002
                     Attn: Michael S. Stamer

                     If to the Debtors or any one Debtor, to:

                     Verado Holdings, Inc.
                     6080 Greenwood Plaza Blvd.
                     Greenwood Village, Colorado 80111
                     Facsimile No.:  (303) 874-8708
                     Attn:  Jeffrey L. Dykes

                     with a copy to:

                     Weil, Gotshal & Manges LLP
                     767 Fifth Avenue
                     New York, NY  10153
                     Facsimile No.:  (212) 310-8007
                     Attn:  Simeon Gold

           12. Representation by Counsel. Each Party acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel, shall have no application and is expressly waived.

           13. Consideration. It is hereby acknowledged by the Parties that, other than the agreements, covenants, representations and warranties of the Parties, as more particularly set forth herein, no consideration shall be due or paid to the Debtors for their agreement to file and use their reasonable best efforts to obtain approval for the Acceptable Plan and related disclosure statement in accordance with the terms and conditions of this Agreement.

           14. Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

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
           15. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the Parties and their respective permitted successors, assigns, heirs, executors, administrators and representatives.

           16. Several, Not Joint, Obligations. The agreements, representations and obligations of the Parties under this Agreement are, in all respects, several and not joint.

           17. Prior Negotiations. This Agreement supersedes all prior negotiations with respect to the subject matter hereof but shall not supersede the Plan or the Acceptable Plan.

           18. Counterparts. This Agreement may be executed in one or more counterparts and by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same Agreement.

           19. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties, and no other person or entity shall be a third party beneficiary hereof.










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
                                    EXHIBIT A

                              VERADO HOLDINGS, INC.

                                   TERM SHEET

--------------------------------------------------------------------------------


STRUCTURE                                   Verado Holdings, Inc. ("Verado
                                            Holdings") and its subsidiaries
                                            (collectively with Verado Holdings,
                                            "Verado") shall immediately pursue a
                                            liquidation of Verado's assets. The
                                            liquidation will continue after
                                            Verado commences cases (the
                                            "Liquidation Cases") under chapter
                                            11 of title 11 of the United States
                                            Code. The net proceeds of the
                                            liquidation of Verado's assets shall
                                            be distributed through a
                                            pre-negotiated chapter 11 plan of
                                            liquidation.

I. DISTRIBUTION OF NET PROCEEDS OF VERADO   90% of Verado Net Proceeds to be
                                            distributed pro rata to holders (the
                                            "Noteholders") of the 13% Senior
                                            Discount Notes (the "Notes") and to
                                            holders of other unsecured claims
                                            against Verado (the "Unsecured
                                            Creditors").

                                            10% of Verado Net Proceeds to be
                                            distributed pro rata to holders of
                                            Verado common stock ("Equity
                                            Holders").

                                            In the event an insufficient number
                                            Unsecured Creditors vote to approve
                                            the plan of liquidation, then the
                                            Noteholders will be placed in a
                                            separate subclass from the Unsecured
                                            Creditors and 10% of the Verado Net
                                            Proceeds allocable to the
                                            Noteholders will instead be
                                            distributed to Equity Holders.

                                            "Verado Net Proceeds" shall mean (a)
                                            all cash held by Verado and (b) the
                                            proceeds of the sales or
                                            dispositions of Verado's assets,
                                            less (x) the cost of the sales or
                                            dispositions of Verado's assets and
                                            (y) the costs of administering the
                                            Liquidation Cases.

EXCULPATIONS, RELEASES AND INDEMNIFICATIONS Customary exculpations and releases of Verado Holdings and each of its
                                            controlled subsidiaries, their
                                            directors, officers, agents and the
                                            members of the Unofficial Committee
                                            of Noteholders and their agents to
                                            the extent approved by the
                                            Bankruptcy Court, and
                                            indemnifications of Verado's past
                                            and present directors, officers and
                                            employees to be satisfied solely
                                            from coverage as afforded under any
                                            applicable director, officer and
                                            corporation liability insurance
                                            policies of Verado in effect as of
                                            the petition date, up to the limit
                                            thereof, and to the extent approved
                                            by the Bankruptcy Court, together
                                            with $25 million in extension
                                            coverage and "tail coverage" to
                                            insure against indemnifiable or
                                            covered claims, which will cost
                                            Verado no more than $1,500,000 (with
                                            any additional cost, which shall not
                                            exceed $250,000, not to be paid from
                                            the distribution to the Noteholders
                                            and Unsecured Creditors, but instead
                                            deducted dollar-for-dollar from the
                                            first distribution to the Equity
                                            Holders and distributed to the
                                            Noteholders and Unsecured
                                            Creditors).

INTERIM INDENTURE RELIEF                    Noteholders agree to forbearance set
                                            forth in the Lockup Agreement.


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
EMPLOYEE ARRANGEMENTS                   o   Senior Management. Two amended
                                            employment agreements superseding
                                            any prior arrangements for the CFO
                                            and General Counsel, in accordance
                                            with terms set forth on Annex I,
                                            which shall include one year
                                            severance and a liquidation
                                            incentive bonus opportunity. CFO and
                                            General Counsel to waive any and all
                                            claims based upon superseded
                                            employment agreements and Verado to
                                            waive any and all claims based upon
                                            such superseded employment
                                            agreements and any payments made
                                            thereunder.

                                        o   Other Employees. Three employees,
                                            in addition to the CFO and General
                                            Counsel, critical to the liquidation
                                            process will participate in the
                                            incentive bonus referenced above.
                                            Remaining employees will be eligible
                                            for a minimum of 8 weeks severance
                                            pay (see Annex II). All employees
                                            will be entitled to a pay-out of
                                            accrued paid time off ("PTO"). Terms
                                            of the employee arrangements are
                                            summarized in Annex II attached
                                            hereto. Employee compensation,
                                            severance, and PTO will be given
                                            post-petition administrative claim
                                            treatment.

                                        o   Indemnification. An
                                            indemnification agreement will be
                                            entered into to cover liability, if
                                            any, of officers and directors of
                                            Verado under the Colorado Wage Act
                                            resulting from potential employee
                                            related liabilities up to a maximum
                                            of $350,000. $350,000 shall be
                                            escrowed to be used solely to cover
                                            any such indemnity obligation for
                                            Colorado Wage Act claims and to
                                            settle any claim of any former or
                                            present employees of Verado as the
                                            officers and directors of Verado
                                            deem, in their sole discretion, as
                                            appropriate.

LIQUIDATION ADVISOR                         Alvarez & Marsal, Inc. to assist
                                            Verado Holdings in the liquidation
                                            process and to be compensated by
                                            Verado Holdings.


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LOCKUP AGREEMENT                            The Lockup Agreement to be entered
                                            into by the Noteholders holding not
                                            less than 66 2/3% of the aggregate
                                            face amount of the Notes
                                            outstanding.












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